EXHIBIT 10.19

                            RELIV INTERNATIONAL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This Supplemental Executive Retirement Plan (the "Plan") is hereby adopted effective as of June 1, 1998. The Plan is established and maintained by Reliv International, Inc. (the "Company") for the purpose of providing benefits for certain of the senior executives of the Company. Concurrently with the adoption of this Plan, the Company has entered into that certain Trust Agreement dated June 1, 1998 ("Trust Agreement") pursuant to which Plan benefits shall be deposited, held and invested.
                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Account" means the account established with respect to each Participant in accordance with Section 6.1 hereof.

         1.2 "Administrator" means the person appointed as Administrator of this Plan, if any, in accordance with Section 10.1 hereof.

         1.3       "Board" means the Board of Directors of the Company.

         1.4 "Company" means Reliv International, Inc., an Illinois corporation and any successor corporation.

         1.5 "Compensation Committee" means the Compensation Committee of the Board. Any function exercisable by such Committee may also be exercised by the Board.

         1.6 "Disability Retirement Date" means the first day of the seventh calender month next following the date a Participant becomes totally and permanently disabled. A Participant in active Service shall be totally and permanently disabled for purposes of this Plan if he shall have failed or been unable to perform his duties as an employee of the Company on a full time basis for an aggregate of 180 days in any one period of 210 consecutive days and with a certification from a licensed physician in the State of Missouri that Participant is permanently disabled.

         1.7 "Normal Retirement Date" means the later of (1) the date on which the Participant attains age 65 or (2) the fifth anniversary of the date one becomes a Participant.

         1.8 "Participant" means any executive officer of this Company or any subsidiary who is designated as a Participant by the Compensation Committee hereunder. A Participant shall also mean a retired or terminated Participant who continues to be entitled to Supplemental Plan Benefits under this Plan after his Termination of Service.

         1.9 "Plan" means the Reliv International, Inc. Supplemental Executive Retirement Plan and any amendments thereto.

         1.10      "Plan Year" means the calender year.

         1.11 "Plan Benefit Commencement Date" means the date on which Supplemental Plan Benefits commence to be payable under the Plan. Such date shall be:
         (a) in the case of a disabled Participant, his Disability Retirement Date,
         (b) in the case of a retired Participant and a Participant who has terminated employment with the Company, the thirtieth day following the later of his Termination of Service or Normal Retirement Date, and
         (c) in the case of a deceased Participant, the first day of the month next following the Participant's date of death while in active Service.

         1.12 "Service" means the period of full time employment of a Participant with (i) the

Company, or (ii) a Subsidiary (but not counting any period during which such employer was not a Subsidiary). For this purpose, all periods of employment with the Company or any Subsidiary (both before and after adoption of this Plan, and before and after the employee becomes a Participant in this Plan) shall be included as Service. However, periods of employment after a Participant's attainment of age sixty-five shall not be counted as Service. The number of years of Service of a Participant shall be his completed months of Service, whether or not consecutive, divided by 12, counting each twelve months as one year and each additional month as one-twelfth of a year.
         1.13 "Subsidiary" means any corporation, at least fifty percent of the outstanding voting stock of which is benefically owned directly or indirectly by the Company.
         1.14 "Supplemental Plan Benefit" means the benefit payable in accordance with this Plan.
         1.15 "Termination of Service" means the first day of the month next following termination of Participant's Service whether by voluntary or involuntary separation, retirement, disability or death.
         1.16 "Valuation Date" shall mean the last business day of a each month on which the New York Stock Exchange shall be open.

                                   ARTICLE II

                                 EFFECTIVE DATE

         This Plan shall be effective as of June 1, 1998.

                                   ARTICLE III
                                  PARTICIPANTS


         Participants shall be senior executives of the Company and any Subsidiary of the Company designated from time to time by the Compensation Committee as Participants in the Plan. Within 10 days after the Effective Date hereof, the Compensation Committee shall designate those persons who shall be eligible to participate in the Supplemental Plan Benefits of the Plan for Plan Year 1998. On or before October 31 of each Plan Year during which this Plan shall be in effect, the Compensation Committee shall designate those persons who shall be entitled to participate in the Plan for purposes of compensation deferral for the immediately succeeding Plan Year. Participants entitled to elect deferral and receive benefits under the Plan for any Plan Year shall be those persons so designated by the Compensation Committee for such Plan Year. Any person designated as a Participant for any Plan Year shall be entitled to receive the Supplemental Plan Benefits as provided herein with respect to compensation of such person which shall have been deferred, or matching contributions by the Company, and all earnings thereon as provided herein.


                                   ARTICLE IV

                            SALARY REDUCTION ELECTION

         4.1 A person designated as a Participant for any Plan Year shall be entitled to elect to reduce such persons salary or bonus compensation for such Plan Year as follows:
         (a) The election shall be made on the election form attached hereto, signed by the Participant, dated when made and delivered to the Compensation Committee;
         (b) The election shall be completed and delivered to the Compensation Committee on or before December 31 of the Plan Year preceding the Plan Year for which the election is effective.

         (c) The percentage of the total salary compensation which a Participant shall be entitled to elect to reduce and defer shall not exceed 25% thereof. The percentage of bonus compensation which a Participant shall be entitled to elect to reduce and defer shall not exceed 50% thereof.

         4.2 With respect to Plan Year 1998, the first Plan Year of this Plan, the election shall be made as follows:
         (a) The election shall be completed, signed and delivered to the Compensation Committee within 30 days after the Effective Date of this Plan;
         (b) The election shall apply, and reduction of compensation shall be made, only to compensation for services performed after the date of the election;

         4.3 With respect to the amount of salary or bonus compensation reduced by a Participant in accordance with this Plan:
         (a) The amount thereof shall be deducted from salary or bonus payments when otherwise due and shall not be paid to Participant;
         (b) At the time such payments would otherwise have been due, the Company shall make payment of the amount thereof to the Trust and shall be allocated to the Account of such Participant.


                                    ARTICLE V

                             MATCHING CONTRIBUTIONS

         5.1 At the election of the Company in any Plan Year, which election shall be within the sole discretion of the Company and determined by the Compensation Committee, the Company may elect to contribute to the Trust a percentage of the amount of the salary reduction amounts allocated to Participant during the Plan Year. The election of the Company with respect to matching contributions, and the amount thereof, for any Plan Year shall be made by the Compensation Committee by written instrument provided to the Company on or before October 31 of the Plan Year preceding the Plan Year for which the election is made; provided, however, that for the first Plan Year
(1998) an election is hereby made that the Company shall make matching contributions in an amount equal to 56% of the salary reduction amounts of Participants for such Plan Year.
         5.2 In any Plan Year in which an election shall be made by the Company to make matching contributions, at the time of each payment to the Trust of salary reduction amounts, the Company shall make payment to the Trust of the matching contributions provided for and the amount thereof shall be allocated to the Accounts of the Participant.

                                   ARTICLE VI

                          PARTICIPANT ACCOUNTS; ASSETS

         6.1 Accounts. There shall be established and maintained with respect to each Participant an Account hereunder.

         6.2 Account Valuation. As of each Valuation Date, each Participant Account balance shall be adjusted as follows:
         (a) the Account balance shall be increased by the amount of contributions allocated to the Participant and by the amount of income or gain of the Trust funds allocable to the Account since the prior Valuation Date;
         (b) the Account balance shall be decreased by the amount of distributions allocable to the Participant and all expenses and losses allocable to the Account since the prior

                  Valuation Date.

Any expenses relating to a specific Account or Accounts, including without limitation, commissions or sales charges with respect to an investment allocable to the Account, may be charged solely to the particular Account or Accounts.

         6.3 Investment of Account Funds. All funds allocable to an Account shall be invested in one or more investment options made available from time to time by the Company for this purpose. Participants shall have the opportunity to direct the investment of the funds allocable to the Particpant Account. Investment of the funds of the Trust shall be made by the Administrator. The Administrator shall be obligated to comply with the instructions of a Participant with respect to investment of funds allocable to the Participant Account, subject to such investment options and limitations as the Administrator shall provide. The Administrator shall prescribe the form and manner in which such directions shall be made, as well as the frequency with which such directions may be made or changed.

         6.4 No Right in Assets; Spendthrift Clause. Notwithstanding any other provision hereof, a Participant shall not have any right, title or interest in or to any Account or any funds or assets allocated to any Account hereunder or any right to transfer, assign, pledge or encumber any Account or any asset of the Trust. The designation of Accounts herein is made solely for the purpose of determining the amount of the Supplemental Plan Benefits which may be paid to, or for the benefit, of a Participant if and when any benefits may become payable hereunder. No interest of any person in, or right to receive, a distribution under this Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment or other alienation or encumbrance of any kind, nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance or claims in bankruptcy proceedings.

         6.5 Participants Unsecured Creditors. Benefits under this Plan shall not be prefunded but shall be payable by the Company as and when they become due as provided herein out of the Trust or otherwise from the assets of the Company. All assets in the Trust shall remain the sole property of the Company until the occurrence of an event giving rise to a right to payment of a distribution hereunder. Participant's interest in benefits under this Plan (and the interest of any surviving spouse or beneficiary) shall not be greater than that of an unsecured creditor of the Company.


                                   ARTICLE VII

                            ELIGIBILITY FOR BENEFITS

         7.1 Eligibility for Benefits. Subject to the provisions of Section 7.2 hereof, Supplemental Plan Benefits under this Plan shall be payable in respect of a Participant if:

         (a) the Participant's Termination of Service occurs on or after his Normal Retirement Date except by disability or death; or
         (b) the Participant becomes totally and permanently disabled, as defined in Section 1.11 of this Plan, before his Normal Retirement Date; or
         (c) the Participant dies before his Normal Retirement Date and while in active Service and he is survived by his spouse or another beneficiary, as provided in Article VIII of this Plan; or

         (d) the Participant's Termination of Service occurs on or after the date such Participant has completed five years of service with the Company and, if the Termination of Service occurs by voluntary action of Participant, the Participant shall have completed three years of service from and after the date the Participant shall first have been designated as a Participant in this Plan.

         7.2 Forfeiture of Benefits. Notwithstanding any other provision of this Plan, payment of a Supplemental Plan Benefit hereunder to Participant, his surviving spouse or designated beneficiary will, at the discretion of the Compensation Committee, be discontinued and forfeited, and the Company will have no further obligation hereunder to Participant, his surviving spouse or designated beneficiary, if any of the following circumstances occur:
         (a) The Participant is discharged from employment with the Company or any Subsidiary for cause;
         (b)      The  Participant  engages  in  competition  with the  Company, directly or indirectly, or provides service to any person engaged in competition with the Company, whether as a principal, owner, employee, consultant or agent;
         (c) The Participant commits a material violation of Participant's then existing Employment Agreement with the Company and such violation is not cured in accordance with the provisions thereof; or
         (d) The Participant performs acts of wilful malfeasance or gross negligence in a matter of material importance to the Company, and such acts are discovered by the Company at any time prior to the date of the death of the Participant.

The Compensation Committee shall have sole discretion with respect to the application of the provisions of this section and such exercise of discretion shall be conclusive and binding upon the Participant, his surviving spouse and all other persons.


                                  ARTICLE VIII

                              BENEFITS AND PAYMENT

         8.1 Amount of Benefit. The amount of the Supplemental Plan Benefit payable to a Participant, or his beneficiary, who shall become eligible for the payment of a benefit hereunder shall be the balance of the Account allocated to Participant on the Valuation Date immediately preceding the Plan Benefit Commencement Date.

         8.2 Payment of Benefit. Payment of a Supplemental Plan Benefit which shall become payable hereunder shall be made at the election of the Participant in the form of either (a) a lump sum payment payable on the Plan Benefit Commencement Date, (b) a straight life annuity, or (c) if the Participant is married on the Plan Benefit Commencement Date, a joint and survivor annuity. The Supplemental Plan Benefit payable through an annuity shall commence on the Plan Benefit Commencement Date and subsequent payments shall be due on the anniversary of such Plan Benefit Commencement Date, with the last payment being due on the anniversary of the Plan Benefit Commencement Date preceding the date on which the Participant dies or, in the case of a joint and survivor annuity, the survivor of Participant and his spouse dies. The payment of the Supplemental Plan Benefit shall be reduced by the amount of Federal, state and local withholding taxes, if any, required to be withheld. If the value of any Supplemental Plan Benefit in the aggregate is less than $5,000, the Company, in its discretion, may pay such benefit to the Participant in a single lump sum in lieu of any further benefit payments hereunder.

         8.3 Payment of Benefit to a Survivor. In the event that a Supplemental Plan Benefit shall become payable to the surviving spouse or other beneficiary designated by a Participant, the amount of such benefit shall be paid in a lump sum to such surviving spouse or beneficiary on the Plan Benefit Commencement Date.

         8.4 Payment to Representatives. If an individual entitled to receive any benefits hereunder is determined by the Compensation Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they shall be paid to the duly appointed and action guardian, if any, and if no such guardian is appointed and acting, to such persons as the Compensation Committee may designate. Such payment shall, to the extent made, be deemed a complete discharge for such payments under this Plan.

         8.5 Timing of Payments. If the Compensation Committee is unable to make the determinations required under this Plan with respect to the amount or eligibility for benefits hereunder in sufficient time for payments to be made when due, the Compensation Committee shall make such payments upon the completion of such determinations with interest at a reasonable interest rate from the date due and may, at is option, may provisional payments, subject to adjustment, pending such determinations.

        8.6 Unclaimed Benefits. Each Participant shall keep the Compensation Committee informed of his current address and the current address of his spouse. The Compensation Committee shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Compensation Committee withing three years of the date upon which any payment of a benefit hereunder is to be made, payment may be made as though Participant had died at the end of the three-year period. If within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Compensation Committee is unable to locate any surviving spouse or designated beneficiary of Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant or surviving spouse or any other person and such benefit shall be irrevocably forfeited.



                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

         The Board may at any time, or from time to time, amend this Plan in any respect or terminate this Plan without restriction and without consent of any Participant or beneficiary, provided that any such amendment shall not impair the right of any Participant or any surviving beneficiary of any then deceased Participant to receive benefits earned hereunder prior to such amendment or termination without the consent of such Participant or such surviving beneficiary. No beneficiary of a Participant shall have any right to benefits under this Plan or any other interest herein before becoming a surviving beneficiary.

                                    ARTICLE X

                               GENERAL PROVISIONS

         10.1 Plan Administration. The general administration of this Plan shall be the responsibility of the Compensation Committee which is hereby authorized, in its discretion, to delegate said responsibilities to an Administrator. The Compensation Committee shall appoint a qualified actuary or actuaries to perform all actuarial calculations. The good faith determination of the Compensation
Committee in reliance upon such actuary or actuaries shall be final and conclusive.

         10.2 No Guarantee of Employment. Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or any Subsidiary, or to interfere with the rights of any such employer to discharge any individual at any time, without cause, except as may be otherwise agreed in writing or provided by applicable law.

         10.3 No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Company or any other person or entity that the assets of the Company will be sufficient to pay any benefit hereunder.


         10.4 Participant's Rights Unsecured. The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of benefits hereunder. The right of a Participant or his designated beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor a designated beneficiary shall have any rights in or against any specific assets of the Company.

         10.5 Governing Law. The provisions of this Plan shall be construed according to the laws of the State of Missouri excluding the provisions of any such laws that would require the application of the laws of another jurisdiction.

         10.6 Gender and Number. The masculine pronoun wherever used shall include the feminine. Wherever any words are used herein in the singular, they shall be construed as though they were also used in the plural in all cases where they shall so apply.

        10.7 Title and Headings. The title to articles and headings of sections of this Plan are for convenience of reference and in case of any conflict the text of the Plan, rather than such title and headings, shall control.

         IN WITNESS WHEREOF, Reliv International, Inc. has executed this Plan as of the Effective date provided herein.


                                              RELIV INTERNATIONAL, INC.
                                              By:_______________________________
Attest:
By:_____________________________